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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

                       {LETTERHEAD OF ARTHUR ANDERSEN LLP}


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 15, 1999 included in On2.com Inc's Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                    /s/ Arthur Andersen LLP

New York, New York
February 21, 2000